UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2008

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-06033 (Commission File Number)	36-2675207 (IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2008, United Air Lines, Inc., the wholly owned subsidiary of UAL Corporation (together, the “Company”), issued a press release announcing certain organizational changes.  Effective May 8, 2008, Peter D. McDonald will serve as Executive Vice President – Chief Administrative Officer of the Company and John P. Tague will serve as Executive Vice President – Chief Operating Officer, a position Mr. McDonald has held since 2004.  Mr. Tague, age 45, has served as an officer of the Company since 2003.  From April 2006 to present, Mr. Tague served as Executive Vice President – Chief Revenue Officer.  He also served as Executive Vice President – Marketing, Sales and Revenue from May 2004 to April 2006 and as Executive Vice President – Customer from May 2003 to May 2004.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by United Air Lines, Inc. dated May 8, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Paul R. Lovejoy
	Name:	Paul R. Lovejoy
	Title:	Senior Vice President,
General Counsel and Secretary

Date: May 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by United Air Lines, Inc. dated May 8, 2008

*     Filed herewith electronically.